Exhibit 10.1
------------
                              SETTLEMENT AGREEMENT
                       (with Release and Indemnification)

     THIS SETTLEMENT AGREEMENT (hereinafter "Agreement") is entered into this 8th day of February, 2005 by and between:

     48 Horsehill, LLC, a New Jersey Limited Liability Company, Scotto Holding Company, LLC and Villa Enterprises Management, LLC all having offices at 17 Elm Street, Morristown, New Jersey 07960

     and

     AFP Imaging Corporation and AFP Technologies Corporation, having offices at 50 Clearbrook Road, Elmsford, New York 10523, (hereinafter collectively referred to as "the Parties")

     WHEREAS, 48 Horsehill, LLC initiated the ACTION (as defined herein) against AFP Imaging Corporation (pled as Kenro Corporation), AFP Technologies Corporation and others alleging certain ENVIRONMENTAL CONTAMINATION CLAIMS (as defined herein) involving, arising from or related to the PROPERTY (as defined herein); and

     WHEREAS, at the time of trial, 48 Horsehill, LLC and Defendants AFP Imaging Corporation (pled as Kenro Corporation) and AFP Technologies Corporation) reached a settlement of the ACTION; and

     WHEREAS the scope and intent of the overall settlement was placed on the record in the ACTION before the Honorable David S. Cramp, J.S.C., on December 6, 2004 ("RECORD"); and

     WHEREAS the Parties desire to enter into the within Agreement in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which the Parties hereby acknowledge, and by which the Parties intend to be legally bound, the Parties agree as follows:

     1.   DEFINITIONS.
          ------------

          The following definitions, which defined terms are set forth herein in all capital letters, shall apply only to the Agreement, and shall not apply to any other agreement, nor shall they be used in evidence, except with respect to the Agreement:

          A. "48 HORSEHILL" shall mean 48 Horsehill, LLC, plaintiff in the ACTION, Scotto Holding Company, LLC and Villa Enterprises Management, Ltd., Inc., and their respective successors and assigns.

          B. "AFP" shall mean AFP Imaging Corporation and AFP Technologies Corporation, some of the defendants in the ACTION, former Kenro Corporation, and Xenon Industries, Inc., a New York Corporation, together with their respective past and present parents, subsidiaries, predecessors, officers, directors, shareholders, successors and assigns.

          C. "PROPERTY" shall mean the real property and all appurtenances, improvements and personal property thereon, natural or man-made, including but not limited to air, soils, groundwater, surface water, plant life, animal life, whether in the past, present, or future, which is the subject of the ACTION and which is commonly known as 46-48 Horsehill Road, Cedar Knolls (Hanover Township), New Jersey and which is designated on the Tax Map of Hanover Township as Block 701, Lot 11.

          D. "OFF-SITE PROPERTY" shall mean the real property and all appurtenances, improvements and personal property thereon, whether natural or man-made, including but not limited to air, soils, groundwater, surface water, plant life, animal life, whether in the past, present, or future, to which ENVIRONMENTAL CONTAMINATION from the PROPERTY has, may have or will migrate or emanate.

          E. "ACTION" shall mean the litigation 48 Horsehill, LLC commenced by complaint filed on or about December 26, 2001 in the Superior Court of New Jersey, Law Division, Morris County bearing Docket No.: MRS-L-43-02 against AFP Imaging Corporation (pled as Kenro Corporation) and AFP Technologies Corporation and others, alleging certain ENVIRONMENTAL CONTAMINATION CLAIMS involving, arising from, or relating to the PROPERTY.

          F. "CLAIM" shall mean the assertion of any right including, but not limited to, all past, present or future claims, causes of action, complaints, cross-claims, counterclaims, affirmative defenses, writs, demands, letters, inquiries, requests, suits, lawsuits, rights, duties, remedies, actions, damages (including, without limitation, consequential, punitive and/or exemplary damages and/or natural resource damages), penalties, claims for costs and attorney fees, and expert fees, interest and any other expenses or compensation, of any kind or nature, liens, contracts, indemnity or defense obligations, contribution claims, agreements, promises, liabilities, judgments, settlements, losses, costs, expenses, administrative proceedings, directives, governmental actions, direct actions or other causes of action or orders, whether known or unknown, asserted or unasserted, foreseen or unforeseen, fixed or contingent, direct or indirect, matured or unmatured, whether in law, equity or otherwise, which 48 HORSEHILL or any other PERSON now has, ever had, or may have in the future, whether 48 HORSEHILL or any other PERSON is aware of any of the foregoing. However, the term "CLAIM" shall exclude any action against AFP under the Frivolous Complaint Act brought by any Party in the ACTION and is subject to the exception detailed in Paragraph 6.

          G. "ENVIRONMENTAL CONTAMINATION" means the actual, alleged, potential or threatened contamination or exposure of, or damage or injury to, air, environment, atmosphere, soil, sediments, property (tangible or intangible), water (including, without limitation, groundwater, surface water and any other form or body of water), natural resources, plant life, or animal life, within, on, over, under, about or through the PROPERTY or OFF-SITE PROPERTY, by, involving, arising from or relating to the presence, existence, movement, migration, emanation, emission, discharge, seepage, release, disposal, dumping, landfilling or escape of irritants, contaminations, pollutants, toxins vapors, soot, smoke, fumes, acids, alkalis, chemicals, noise, energy, radiation, volatile organic compounds, chlorinated solvents (including, without limitation trichloroethylene, cis-1,2, dichlorethylene, vinyl chloride, and trichloroethane), polychlorinated biphenyls, benzene, oil, petroleum, petroleum products or derivatives, asbestos, silica, liquids or gases, waste materials of any type, or any other substance, irritant, contaminant or pollutant, or any form of toxic, hazardous or injurious substance or material including, without limitation: (1) "hazardous wastes" as defined by the Resource Conservation and Recovery Act of 1976, as amended; (2) "hazardous substances" and "pollutant(s) or contaminant(s)" as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq.: (3) "toxic substances" as defined by the Toxic Substances Control Act, as amended;
(4) "hazardous materials" as defined by the Hazardous Materials Transportation Act, as amended; (5) substances defined or deemed hazardous under New Jersey statutes and regulations including, without limitation, the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. and the New Jersey Environmental Rights Act, N.J.S.A. 2A:35A-1 et seq.; together with amendments thereto, regulations promulgated thereunder and all successor legislation and regulations thereof, as well as words of similar purport or meaning referred to in any other federal, state, county or municipal statute, ordinance, rule or regulation; and (6) any other substance or material alleged by any PERSON now or in the future to be (whether before or after its or their presence, existence, movement, migration, emanation, emission, discharge, seepage, release, disposal, dumping, landfilling or escape) detrimental, harmful, injurious, hazardous, noxious, nuisance-causing or toxic, whether within, on, over, under, about or through the PROPERTY or OFF-SITE PROPERTY.

          H. "ENVIRONMENTAL CONTAMINATION CLAIMS" means any CLAIM made, asserted or filed, or which may be made, asserted or filed in the future (whether now known or unknown), by any PERSON that involves, arises out of or relates in any way to ENVIRONMENTAL CONTAMINATION CLAIMS including, without limitation, CLAIMS alleging property damage, natural resource damage, costs with respect to cleanup studies, analysis, investigations, ongoing maintenance responsibilities, response and/or remediation involving, arising out of or relating to ENVIRONMENTAL CONTAMINATION, whether at law or in equity, and whether sounding in tort, contract, equity, nuisance, trespass, negligence, diminution in value, strict liability or any other statutory or common law cause of action of any kind whatsoever involving, arising out of or relating to ENVIRONMENTAL CONTAMINATION, the sole, limited, and exclusive exception to which is any personal injury claims.

          I. "PERSON" means any natural person, class or group of natural persons, corporation, partnership, association, trust or any other entity or organization, including, without limitation, any federal, provincial, statute, county, city or municipal governmental or quasi-governmental body, and/or any political subdivision, department, agency or instrumentality thereof.

     2. BACKGROUND.
        -----------

        The above WHEREAS clauses are incorporated by reference as if set forth at length herein.

     3. PURPOSE AND SCOPE.
        ------------------

        The purpose of the Agreement is to resolve all past, present and potential disputes by 48 HORSEHILL against AFP as well as all past, present and potential disputes by any PERSON against AFP in connection with any and all ENVIRONMENTAL CONTAMINATION CLAIMS that involve, arise from or relate to the PROPERTY, the OFF-SITE PROPERTY, and/or the ACTION. Upon AFP's payment of the Settlement Amount to 48 Horsehill, LLC, 48 HORSEHILL agrees and shall fully, totally and forever release AFP from and against any and all ENVIRONMENTAL CONTAMINATION CLAIMS that 48 HORSEHILL had, has or may have against AFP that involve, arise from or relate to the PROPERTY, OFF-SITE PROPERTY and/or the ACTION; and that, upon AFP's payment of the Settlement Amount to 48 Horsehill, LLC, 48 HORSEHILL shall defend, indemnify, hold and save harmless AFP from and against any and all ENVIRONMENTAL CONTAMINATION CLAIMS against AFP that involve, arise from or relate to the PROPERTY, OFF-SITE PROPERTY, or the ACTION by any PERSON. 48 HORSEHILL agrees that it is the express intent of this Agreement that AFP is saying "good-bye forever" to the PROPERTY, OFF-SITE PROPERTY and the ACTION; and 48 HORSEHILL expressly assumes any and all past, present or future liability of AFP concerning ENVIRONMENTAL CONTAMINATION CLAIMS against AFP by any PERSON that involve, arise from or relate to the PROPERTY, OFF-SITE PROPERTY and/or the ACTION, the sole, limited and exclusive exception to which being any personal injury.

     4. SETTLEMENT AMOUNT.
        ------------------

        In consideration of the obligations assumed by 48 HORSEHILL and covenants made by 48 HORSEHILL herein, AFP shall pay to 48 Horsehill, LLC the sum of Six Hundred and Fifty Thousand Dollars ($650,000) (hereinafter the "Settlement Amount") by certified funds or wire transfer.

     5. INVESTIGATION AND REMEDIATION.
        ------------------------------

        48 HORSEHILL shall undertake diligent action to conduct further investigation and remediation with respect to ENVIRONMENTAL CONTAMINATION that involves, arises from or relates to the PROPERTY under the supervision and direction of the New Jersey Department of Environmental Protection ("NJDEP") and obtain a No Further Action letter or comparable clearance from NJDEP.

     6. PERSONAL INJURY EXCEPTION.
        --------------------------

        The sole, limited and exclusive exception to the full assumption by 48 HORSEHILL of any and all past, present and future liabilities of AFP concerning ENVIRONMENTAL CONTAMINATION CLAIMS involving, arising from, or relating to the PROPERTY, 0FF-SITE PROPERTY and/or the ACTION is any personal injury claim against AFP. AFP has agreed to this exception for personal injury claims based on the express representation and warranty made by Anthony Scotto, the managing member of Scotto Holdings, LLC, which is the managing member of 48 HORSEHILL, LLC and Stuart Lieberman, Esq., attorney for 48 Horsehill, LLC on the RECORD that neither is aware of any pending or threatened personal injury claims.

     7. TIME BY WHICH PAYMENT IS TO BE MADE.
        ------------------------------------

        AFP shall pay 48 Horsehill, LLC the Settlement Amount, sent directly to 48 Horsehill, LLC, 17 Elm Street, Morristown, New Jersey 07960, via certified funds or wire transfer no later than sixty (60) days from December 6, 2004 or no later than thirty (30) days after the execution of the Agreement by and between the Parties, whichever is later.

     8. RELEASE AND INDEMNIFICATION BY 48 HORSEHILL.
        --------------------------------------------

        As a material part of the consideration for the Agreement, contemporaneously with the payment of the Settlement Amount, 48 HORSEHILL shall execute, acknowledge and deliver to AFP, care of AFP's attorneys, Farer Fersko, P.A., 600 South Avenue, P.O. Box 580, Westfield, New Jersey 07091-0580 the Release and Indemnification from 48 HORSEHILL in favor of AFP which shall be in the form and shall contain the terms as set forth on Exhibit A annexed hereto and made a part hereof.

     9. STIPULATION OF DISMISSAL OF THE ACTION.
        ---------------------------------------

        As a material part of the consideration for the Agreement, contemporaneously with the payment of the Settlement Amount, 48 Horsehill, LLC and AFP Imaging Corporation (pled as Kenro Corporation) and AFP Technologies Corporation shall execute and deliver for filing in the ACTION a Stipulation of Dismissal of the ACTION with Prejudice, and without costs or fees, which Stipulation shall be in the form and shall contain the terms set forth on Exhibit B annexed hereto.

     10. PARAGRAPH HEADINGS.
         -------------------

        The paragraph headings contained in the Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of the Agreement.

     11. MISCELLANEOUS.
         --------------

        In all references in the Agreement to any parties, persons, entities or corporation, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the Agreement may require.

     12. DRAFTING AMBIGUITIES.
         ---------------------

        In interpreting any provision of the Agreement, no weight shall be given to nor shall any construction or interpretation be influenced by the fact that counsel for one of the Parties drafted the Agreement, each Party recognizing that it and its counsel have had the opportunity to review the Agreement and have contributed to the final form of the Agreement.

     13. NOTICES.
         --------

        Any notices with respect to the Agreement shall be in writing and shall be delivered personally or sent by Certified and Regular Mail, Return Receipt Requested, addressed as follows (unless the Parties hereafter advise that notice is to be sent otherwise):

If to 48 HORSEHILL:                           Anthony Scotto
                                              c/o 48 Horsehill, LLC
                                              17 Elm Street
                                              Morristown, New Jersey  07960

with a copy to:                               Stuart J. Lieberman, Esq.
                                              Lieberman & Blecher, P.C.
                                              10 Jefferson Plaza, Suite 100
                                              Princeton, New Jersey  08540

If to AFP:                                    David Vozick
                                              AFP Imaging Corporation
                                              250 Clearbrook Road
                                              Elmsford, New York  10523

with a copy to:                               David B. Farer, Esq.
                                              Farer Fersko, P.A.
                                              600 South Avenue
                                              P.O. Box 580
                                              Westfield, New Jersey  07091-0580

     14. GOVERNING LAW.
         --------------

         The Agreement shall be governed by the laws of the State of New Jersey and the Parties shall submit to the jurisdiction of the courts of the State of New Jersey.

     15. BINDING EFFECT.
         ---------------

         The Agreement shall be binding upon and inure to the benefit of 48 HORSEHILL and AFP.

     16. ENTIRE AGREEMENT.
         -----------------

         The Agreement constitutes the entire agreement between the Parties. No change, addition or modification to the Agreement shall be effective unless signed in writing by all Parties.


     17. SURVIVAL.
         ---------

         All of the obligations assumed and promises made by 48 HORSEHILL in the Agreement including, but not limited to, 48 HORSEHILL's Release and Indemnification of AFP, expressly survive AFP's payment of the Settlement Amount to 48 Horsehill, LLC.

     18. AUTHORITY.
         ----------

         The individuals signing the Agreement, by signing the Agreement, represent and warrant that they have the authority to sign the Agreement on behalf of the Party for whom they are so signing.

     19. COUNTERPARTS.
         -------------

         The Agreement may be executed in one or more counterparts, all of which together shall constitute a single entire Agreement.


                                              48 Horsehill, LLC


Witnessed:                                    By: /s/ Anthony Scotto
                                                 -------------------------------
                                              Name: Anthony Scotto
/s/ Beth Stearns                              Title:
----------------                              Date:
Name: Beth Stearns

                                              Villa Enterprises Management, Inc.


Attest:                                       By: /s/ Anthony Scotto
                                                 -------------------------------
                                              Name: Anthony Scotto
/s/ Beth Stearns                              Title:
----------------                              Date:
Name: Beth Stearns

                                              Scotto Holdings, LLC

Witnessed:                                    By: /s/ Anthony Scotto
                                                 -------------------------------
                                              Name: Anthony Scotto
/s/ Beth Stearns                              Title:
----------------                              Dated:
Name: Beth Stearns

                                              AFP Imaging Corporation

Attest:                                       By: /s/ David Vozick
                                                 -------------------------------
                                              Name: David Vozick
/s/ Elise Nissen                              Title:
----------------                              Date:
Name: Elise Nissen

                                              AFP Technologies Corporation

Attest:                                       By: /s/ David Vozick
                                                 -------------------------------
                                              Name: David Vozick
/s/ Elise Nissen                              Title:
----------------                              Date:
Name: Elise Nissen

                                    EXHIBIT A

                           RELEASE AND INDEMNIFICATION

        This Release and Indemnification ("Release and Indemnification") is hereby made this _______ day of _________________, 2005, by

        Releasors and Indemnitors:

        48 Horsehill, LLC, a New Jersey Limited Liability Company, Scotto Holding Company, LLC and Villa Enterprises Management, Ltd., Inc., and their respective successors and assigns (hereinafter "48 HORSEHILL"),

        For the benefit and in favor of the following Releasees and Indemnitees:

        AFP Imaging Corporation; AFP Technologies Corporation; Kenro Corporation and Xenon Industries, Inc., together with their respective past and present parents, subsidiaries, predecessors, officers, directors, shareholders, successors and assigns (hereinafter "AFP"),

        WHEREAS, 48 HORSEHILL and AFP previously entered into a Settlement Agreement dated ______________ (hereinafter referred to as "Agreement").

        WHEREAS, as a material part of the consideration for the Agreement, 48 HORSEHILL agreed to release and indemnify AFP, upon AFP's payment of the Settlement Amount, as defined in the Agreement.

        WHEREAS AFP has paid 48 Horsehill, LLC the Settlement Amount in the amount of six hundred and fifty thousand dollars ($650,000), the receipt and sufficiency of which 48 HORSEHILL hereby acknowledges.

        NOW, THEREFORE, in consideration of AFP's payment to 48 Horsehill, LLC of six hundred and fifty thousand dollars ($650,000) and pursuant to the Agreement, a copy of which is attached hereto and made a part hereof, 48 HORSEHILL hereby releases and indemnifies AFP as follows:

     1. DEFINITIONS.
        ------------

        The following definitions shall apply only to the Release and Indemnification, and such defined terms as used herein are set forth in all capital letters, and shall not apply to any other document, nor shall they be used in evidence, except with respect to the Release and Indemnification.

        A. "48 HORSEHILL" shall mean 48 Horsehill, LLC, Scotto Holding Company, LLC and Villa Enterprises Management, Ltd., Inc., and their respective successors and assigns.

        B. "AFP" shall mean AFP Imaging Corporation and AFP Technologies Corporation, some of the defendants in the ACTION, former Kenro Corporation, and Xenon Industries, Inc., a New York Corporation, together with their past and present parents, subsidiaries, predecessors, officers, directors, shareholders, successors and assigns.

        C. "PROPERTY" shall mean the real property and all appurtenances, improvements and personal PROPERTY thereon, natural or man-made, including but not limited to air, soils, groundwater, surface water, plant life, animal life, whether in the past, present, or future, which is the subject of the ACTION and which is commonly known as 46-48 Horsehill Road, Cedar Knolls (Hanover Township), New Jersey and which is designated on the Tax Map of Hanover Township as Block 701, Lot 11.

        D. "OFF-SITE PROPERTY" shall mean the real property and all appurtenances, improvements and personal property thereon, whether natural or man-made, including but not limited to air, soils, groundwater, surface water, plant life, animal life, whether in the past, present, or future, to which ENVIRONMENTAL CONTAMINATION from the PROPERTY has, may have or will migrate or emanate.

        E. "ACTION" shall mean the litigation 48 HORSEHILL, LLC commenced by complaint filed on or about December 26, 2001 in the Superior Court of New Jersey, Law Division, Morris County, bearing Docket No.: MRS-L-43-02 against AFP Imaging Corporation (pled as Kenro Corporation) and AFP Technologies Corporation and others, alleging certain ENVIRONMENTAL CONTAMINATION CLAIMS involving, arising from, or relating to the PROPERTY.

        F. "CLAIM" shall mean the assertion of any right including, but not limited to, all past, present or future claims, causes of action, complaints, cross-claims, counterclaims, affirmative defenses, writs, demands, letters, inquiries, requests, suits, lawsuits, rights, duties, remedies, actions, damages (including, without limitation, consequential, punitive and/or exemplary damages and/or natural resource damages), penalties, claims for costs and attorney fees, and expert fees, interest and any other expenses or compensation, of any kind or nature, liens, contracts, indemnity or defense obligations, contribution claims, agreements, promises, liabilities, judgments, settlements, losses, costs, expenses, administrative proceedings, directives, governmental actions, direct actions or other causes of action or orders, whether known or unknown, asserted or unasserted, foreseen or unforeseen, fixed or contingent, direct or indirect, matured or unmatured, whether in law, equity or otherwise, which 48 HORSEHILL or any other Person now has, ever had, or may have in the future, whether 48 HORSEHILL or any other Person is aware of any of the foregoing. However, the term "CLAIM" shall exclude any action against AFP under the Frivolous Complaint Act brought by any Party in the ACTION and is subject to the exception detailed in Paragraph 6.

        G. "ENVIRONMENTAL CONTAMINATION" means the actual, alleged, potential or threatened contamination or exposure of, or damage or injury to, air, environment, atmosphere, soil, sediments, PROPERTY (tangible or intangible), water (including, without limitation, groundwater, surface water and any other form or body of water), natural resources, plant life, or animal life, within, on, over, under, about or through the PROPERTY or OFF-SITE PROPERTY, by, or arising from, the presence, existence, movement, migration, emanation, emission, discharge, seepage, release, disposal, dumping, landfilling or escape of irritants, contaminations, pollutants, toxins vapors, soot, smoke, fumes, acids, alkalis, chemicals, noise, energy, radiation, volatile organic compounds, chlorinated solvents (including, without limitation trichloroethylene, cis-1,2, dichlorethylene, vinyl chloride, and trichloroethane), polychlorinated biphenyls, benzene, oil, petroleum, petroleum products or derivatives, asbestos, silica, liquids or gases, waste materials of any type, or any other substance, irritant, contaminant or pollutant, or any form of toxic, hazardous or injurious substance or material including, without limitation: (1) "hazardous wastes" as defined by the Resource Conservation and Recovery Act of 1976, as amended; (2) "hazardous substances" and "pollutant(s) or contaminant(s)" as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq.: (3) "toxic substances" as defined by the Toxic Substances Control Act, as amended; (4) "hazardous materials" as defined by the Hazardous Materials Transportation Act, as amended; (5) substances defined or deemed hazardous under New Jersey statutes and regulations including, without limitation, the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. and the New Jersey Environmental Rights Act, N.J.S.A. 2A:35A-1 et seq.; together with amendments thereto, regulations promulgated thereunder and all successor legislation and regulations thereof, as well as words of similar purport or meaning referred to in any other federal, state, county or municipal statute, ordinance, rule or regulation; and (6) any other substance or material alleged by any Person now or in the future to be (whether before or after its or their presence, existence, movement, emission, discharge, seepage, release, disposal, dumping, landfilling or escape) detrimental, harmful, injurious, hazardous, noxious, nuisance-causing or toxic, whether within, on, over, under, about or through the PROPERTY or OFF-SITE PROPERTY.

        H. "ENVIRONMENTAL CONTAMINATION CLAIMS" means any CLAIM made, asserted or filed, or which may be made, asserted or filed in the future (whether now known or unknown), by any PERSON that involves, arises out of or relates in any way to ENVIRONMENTAL CONTAMINATION CLAIMS including, without limitation, CLAIMS alleging property damage, natural resource damage, costs with respect to cleanup studies, analysis, investigations, ongoing maintenance responsibilities, response and/or remediation involving, arising out of or relating to ENVIRONMENTAL CONTAMINATION, whether at law or in equity, and whether sounding in tort, contract, equity, nuisance, trespass, negligence, diminution in value, strict liability or any other statutory or common law cause of action of any kind whatsoever involving, arising out of or relating to ENVIRONMENTAL CONTAMINATION, the sole, limited, and exclusive exception to which is any personal injury claims.

        I. "PERSON" means any natural person, class or group of natural persons, corporation, partnership, association, trust or any other entity or organization, including, without limitation, any federal, provincial, statute, county, city or municipal governmental or quasi-governmental body, and/or any political subdivision, department, agency or instrumentality thereof,

     2. BACKGROUND.
        -----------

        The above WHEREAS clauses are incorporated by reference as if set forth at length herein.

     3. SETTLEMENT AGREEMENT.
        ---------------------

        The Settlement Agreement entered into by and between 48 HORSEHILL and AFP is attached hereto and made a part hereof.

     4. CLAIMS RELEASED.
        ----------------

        48 HORSEHILL does hereby fully, totally, and forever release, settle, surrender, remise, acquit and discharge AFP from and against any and all ENVIRONMENTAL CONTAMINATION CLAIMS that 48 HORSEHILL had, has, or may have against AFP that involve, arise out of, or relate to the PROPERTY, OFF-SITE PROPERTY, and/or the ACTION. 48 HORSEHILL agrees that it is the express intent of the Release and Indemnification that AFP is saying "good-bye forever" to the PROPERTY, OFF-SITE PROPERTY, and the ACTION; and that 48 HORSEHILL expressly assumes any and all past, present and future, known and unknown, liabilities of AFP concerning ENVIRONMENTAL CONTAMINATION CLAIMS against AFP by any PERSON that involve, arise from or relate to the PROPERTY, OFF-SITE PROPERTY, and/or the ACTION. The sole, limited, and exclusive exception to this Release is any personal injury claim.

     5. DEFENSE AND INDEMNIFICATION.
        ----------------------------

        48 HORSEHILL does hereby agree and shall defend, indemnify, save and hold harmless AFP from and against any and all ENVIRONMENTAL CONTAMINATION CLAIMS that involve, arise out of, or relate to the PROPERTY, OFF-SITE PROPERTY, and/or the ACTION by any PERSON. 48 HORSEHILL agrees that it is the express intent of the Release and Indemnification that AFP is saying "good-bye forever" to the PROPERTY, OFF-SITE PROPERTY, and the ACTION; and that 48 HORSEHILL expressly assumes any and all past, present and future, known and unknown, liabilities of AFP concerning ENVIRONMENTAL CONTAMINATION CLAIMS against AFP by any PERSON that involve, arise from or relate to the PROPERTY, OFF-SITE PROPERTY, and/or the ACTION. The sole, limited and exclusive exception to this indemnification is any personal injury claim.

     6. PARAGRAPH HEADINGS.
        -------------------

        The paragraph headings contained in the Release and Indemnification are for reference purposes only and shall not in any way affect the meaning or interpretation of the Release and Indemnification.

     7. MISCELLANEOUS.
        --------------

        In all references in the Release and Indemnification to any parties, persons, entities or corporation, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the Release and Indemnification may require.

     8. DRAFTING AMBIGUITIES.
        ---------------------

        In interpreting any provision of the Release and Indemnification, no weight shall be given to nor shall any construction or interpretation be influenced by the fact that counsel for one of the Parties drafted the Release and Indemnification, each Party recognizing that it and its counsel have had the opportunity to review the Release and Indemnification and have contributed to the final form of the Release and Indemnification.

     9. NOTICES.
        --------

        Any notices with respect to the Release and Indemnification shall be in writing and shall be delivered personally or sent by Certified and Regular Mail, Return Receipt Requested, addressed as follows (unless the parties hereinafter advise notice is to be sent otherwise):

If to 48 HORSEHILL:                           Anthony Scotto
                                              c/o 48 Horsehill, LLC
                                              17 Elm Street
                                              Morristown, New Jersey  07960

with a copy to:                               Stuart J. Lieberman, Esq.
                                              Lieberman & Blecher, P.C.
                                              10 Jefferson Plaza, Suite 100
                                              Princeton, New Jersey  08540

If to AFP:                                    David Vozick
                                              AFP Imaging Corporation
                                              250 Clearbrook Road
                                              Elmsford, New York  10523

with a copy to:                               David B. Farer, Esq.
                                              Farer Fersko, P.A.
                                              600 South Avenue
                                              P.O. Box 580
                                              Westfield, New Jersey  07091-0580

    10. GOVERNING LAW.
        --------------

        The Release and Indemnification shall be governed by the laws of the State of New Jersey and the parties hereto shall submit to the jurisdiction of the courts of the State of New Jersey.

                                              48 Horsehill, LLC


Witnessed:                                    By:_______________________________
                                              Name:
_________________________________             Title:
Name:                                         Date:

                                              Villa Enterprises Management, Inc.


Attest:                                       By:_______________________________
                                              Name:
________________________________              Title:
Name:                                         Date:


                                              Scotto Holdings, LLC

Witnessed:                                    By:_______________________________
                                              Name:
________________________________              Title:
Name:                                         Dated:

                                              AFP Imaging Corporation
Attest:                                       By: /s/ David Vozick
                                                 -------------------------------
                                              Name: David Vozick
________________________________              Title:
Name:                                         Date:

                                              AFP Technologies Corporation
Attest:                                       By: /s/ David Vozick
                                                 -------------------------------
                                              Name: David Vozick
_________________________________             Title:
Name                                          Date:

                                    EXHIBIT B

FARER FERSKO
A Professional Association
600 South Avenue
P.O. Box 580 Westfield, NJ 07091-0580
(908) 789-8550
Attorney for Defendants,
AFP Imaging Corporation
(formerly pled as Kenro Corporation)
and AFP Technologies Corporation

----------------------------------------
48 HORSEHILL, LLC,                     |            SUPERIOR COURT OF NEW JERSEY
                                       |            LAW DIVISION
                    Plaintiff,         |            MORRIS COUNTY
                                       |
v.                                     |            Docket Number: MRS-L-43-02
                                       |
KENRO CORPORATION, ATLANTIC            |                    Civil Action
GEOSCIENCE, MICHAEL A. PELLERIN,       |
P.E., GARY SULLIVAN, I.C.C. INC. and   |
MICHAEL SULLIVAN,                      |              STIPULATION OF DISMISSAL
                                       |                    WITH PREJUDICE
                                       |
                    Defendants.        |
                                       |
----------------------------------------

     This matter in difference in the above entitled action having been amicably adjusted by and between Plaintiff and Defendants AFP Imaging Corporation (pled as Kenro Corporation) and AFP Technologies Corporation, it is hereby stipulated and agreed that all claims asserted by Plaintiff in this action against these Defendants are hereby dismissed, with prejudice, each party bearing its own costs and attorneys' fees.

Farer Fersko, P.A.                             Lieberman & Blecher, P.C.
Attorneys for Defendants                       Attorneys for Plaintiff
AFP Imaging Corporation, (pled as              48 Horsehill, LLC
Kenro Corporation) and AFP Technologies
Corporation


By:                                            By:
   -------------------------                      ------------------------------
    John J. Reilly, Esq.                          Stuart J. Lieberman, Esq.


Dated:  ________________, 200____              Dated: ________________, 200____